________________________________________________________________________________
                                                                               1

DEAR SHAREHOLDERS:
Our report for CIGNA High Income Shares (the "Fund") covering the quarter ended March 31, 2003 follows.

MARKET SUMMARY
The corporate bond markets had another very strong quarter. Investment-grade corporate bonds (as measured by the Lehman Brothers U.S. Credit Index) returned 2.40%. However, the Lehman Brothers High Yield Bond Index, which returned 7.61%, dwarfed this result. Sentiment within the corporate markets finished the quarter with a very positive tone, as investors seem to have returned to a "relative value" mode and are anticipating better performance for the rest of the year. The best-performing asset class during the past six months has been High Yield, with a nearly 15% cumulative return. The opposite was true during the first part of 2002, as lower quality and speculative-grade debt significantly underperformed.

The trend established in December 2002 of the high beta and lower quality sectors outperforming the broader market continued through the first quarter. Also, the highly volatile Utility and Technology sectors significantly outperformed. The Transportation sector posted negative returns. Transportation bonds were lower due to the spike in fuel costs, and the Airline sub-sector dominated the news as American Airlines drew close to a bankruptcy filing.

AMG Data Services reported cash inflows to the high yield market of $8.2 billion in the first quarter. The new issue calendar was modest and the war in Iraq was a major distraction for the capital markets. The high level of cash inflows certainly explained recent price action in the secondary market, which resulted in high yield bonds being the best performing asset class in the first quarter of 2003.

The economic and credit environments still remain weak. For example, the major rating agencies are downgrading credits at a ratio 7.7 times for every upgrade and the default rate, while down from last year, is still above 6% on an annualized basis. Furthermore, corporate earnings (excluding Oil and Gas companies) are down so far this year. While many companies are blaming the war in Iraq for the slow down in business activity, it remains to be seen how quickly activity will "snap back" after the war is concluded. Clearly investors are pricing in a rebound in economic activity, profits and credit quality for the second half of 2003.

Unfortunately, tales of corporate greed, fraud and abuse appeared in the headlines again, as HealthSouth, one of the largest issuers in the high yield market, disclosed a massive accounting fraud. We exited the position shortly after quarter end, given our expectation that the company would file for bankruptcy, permanently impairing the value of all securities in the capital structure. The news about American Airlines drove prices lower for our holdings in Delta and Continental, which we still expect to survive the turmoil in the airline industry. With a formal SEC investigation announced, the surprise resignation of the CEO, and likely covenant violations with its banks, we believed Fleming was headed towards bankruptcy and chose to exit the position in March. Also, another food company, Burns Philip, announced a debt-financed hostile takeover of a large competitor, causing the bonds to trade lower. On the positive side, our overweight position in the Cablevision Systems sector continued to outperform the market. In addition, the bonds of Williams and Nextel continued to rally.

At March 31, 2003, the average maturity of the Fund was 5.48 years, shorter than the benchmark maturity of 8.19 years. The Fund's average coupon was 9.15% versus 8.57% for the benchmark.

________________________________________________________________________________
                                                                               2

The Fund remains broadly diversified, with holdings in 161 issuers. The Fund's leverage during the quarter remained below 33% of assets and was 29% at March 31, 2003.

SHAREHOLDERS APPROVE NEW SUB-ADVISER
At the Annual Meeting of the Fund, held on April 29, 2003, shareholders voted to appoint Shenkman Capital Management, Inc. as the Fund's investment sub-adviser. TimesSquare Capital Management, Inc., the Fund's adviser, will be responsible for Shenkman Capital Management's sub-advisory fees. Approval of the sub-advisory agreement will not cause the Fund's investment management fees to increase.

PERFORMANCE
The Fund returned 8.30% (based on its net asset value) for the first quarter, outperforming the Lehman Brothers High Yield Bond Index, which returned 7.61%. The Fund's return for the quarter, based on the market value of its shares traded on the New York Stock Exchange, was 18.27%.

OUTLOOK
Businesses have made enormous progress during the past several years in correcting the imbalances and excesses that developed during the previous economic boom by slashing inventories and capital spending and through intensive cost-cutting. During the past year, corporate balance sheets have also improved significantly. Similarly, the household sector continues to benefit from rising real disposable incomes, as real wages benefit from rapid growth in labor productivity. Finally, the banking and financial systems remain healthy and continue to function effectively, facilitating the normal flow of credit throughout our economy. Speculative-grade (high yield) corporate bonds have performed well in recent months and should continue to provide attractive total returns as business conditions improve.

Sincerely,


/s/ Richard H. Forde

Richard H. Forde
CHAIRMAN OF THE BOARD AND PRESIDENT
CIGNA HIGH INCOME SHARES

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             3
March 31, 2003 (Unaudited)

                                                                                  Principal        Value
                                                                                   (000)            (000)
------------------------------------------------------------------------------------------------------------
BONDS AND NOTES - 136.8%
Auto & Truck - 2.2%
Mark IV Industries, Inc., 7.50%, 2007                                             $1,240               $998
Metaldyne Corp., 11.00%, 2012                                                        510                402
TRW Automotive, Inc.,
 9.38%, 2013 144A                                                                  1,240              1,240
1 1.00%, 2013 144A                                                                   420                419
                                                                                         -------------------
                                                                                                      3,059
                                                                                         -------------------
BROADCASTING & Media - 6.7%
Allbritton Communications Co., 7.75%, 2012 144A                                      620                631
Corus Entertainment, Inc., 8.75%, 2012                                               550                573
Dex Media East LLC,
 9.88%, 2009 144A                                                                    500                564
 12.13%, 2012 144A                                                                   980              1,142
DirecTV Holdings LLC, 8.38%, 2013 144A                                             1,210              1,334
Echostar DBS Corp.,
 10.38%, 2007                                                                      1,080              1,188
 9.13%, 2009                                                                       1,860              2,032
Panamsat Corp., 8.50%, 2012                                                          420                433
Sinclair Broadcast Group, 8.75%, 2011                                              1,200              1,275
                                                                                         -------------------
                                                                                                      9,172
                                                                                         -------------------
Building Materials - 1.3%
Collins & Aikman Products Co., 10.75%, 2011                                          900                869
Nortek Holdings, Inc., 8.88%, 2008                                                   850                880
                                                                                         -------------------
                                                                                                      1,749
                                                                                         -------------------
Cable TV - 3.0%
Callahan Nordrhein-Westfalen, 14.00%, 2010 (a)                                     2,000                100
CSC Holdings, Inc., 10.50%, 2016                                                   2,550              2,786
Mediacom Broadband LLC, 11.00%, 2013                                                 590                659
Renaissance Media Group LLC,
 Step Coupon (0% to 4/15/03), 2008                                                   620                547
                                                                                         -------------------
                                                                                                      4,092
                                                                                         -------------------

Chemicals - 6.0%
Avecia Group PLC, 11.00%, 2009                                                   1,580                1,343
Equistar Chemicals LP, 10.13%, 2008                                                930                  897
Huntsman ICI Chemicals, Inc., 10.13%, 2009                                       1,905                1,805
IMC Global, Inc., 7.63%, 2005                                                      820                  828



                                                                                Principal             Value
                                                                                (000)                  (000)
______________________________________________________________________________________________________________
Chemicals (continued)
ISP Holdings, Inc., 10.63%, 2009                                                  $770                 $755
Koppers Industry, Inc., 9.88%, 2007                                                860                  834
Lyondell Chemical Co., 9.63%, 2007                                               1,240                1,240
OM Group, Inc., 9.25%, 2011                                                        550                  429
                                                                                       ---------------------
                                                                                                      8,131
                                                                                       ---------------------
Construction Machinery - 1.6%
Columbus McKinnon Corp., 8.50%, 2008                                             1,110                  766
H&E Equipment Services LLC, 11.13%, 2012                                           825                  629
Terex Corp. 8.88%, 2008                                                            800                  786
                                                                                       ---------------------
                                                                                                      2,181
                                                                                       ---------------------
Consumer Products - 4.3%
American Greetings Corp., 11.75%, 2008                                             300                  341
Jostens, Inc., 12.75%, 2010                                                      1,130                1,291
NBC Acquisition Corp., 10.75%, 2009                                              1,920                1,891
Remington Products Co., LLC, 11.00%, 2006                                        1,240                1,215
United Industries Corp., 9.88%, 2009                                             1,085                1,131
                                                                                       ---------------------
                                                                                                      5,869
                                                                                       ---------------------
Consumer Services - 3.6%
Alderwoods Group, Inc.,
 11.00%, 2007                                                                      410                  412
 12.25%, 2009                                                                    1,075                  973
Service Corp. International, 7.70%, 2009                                         1,382                1,358
United Rentals, Inc.,
 10.75%, 2008                                                                      380                  393
 9.25%, 2009                                                                     1,210                1,053
Williams Scotsman, Inc., 9.88%, 2007                                               770                  749
                                                                                       ---------------------
                                                                                                      4,938
                                                                                       ---------------------
Containers & Paper - 5.0%
Georgia-Pacific Corp.,
 7.50%, 2006                                                                     2,475                2,388
 8.88%, 2010 144A                                                                  615                  638
Graham Packaging Holdings Co., 10.75%, 2009                                        910                  910
MDP Acqusitions PLC, 9.63%, 2012 144A                                              850                  896
Pliant Corp., 13.00%, 2010                                                       1,130                1,028
Smurfit Capital Funding PLC, 7.50%, 2025                                         1,050                  987
                                                                                       ---------------------
                                                                                                      6,847
                                                                                       ---------------------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                             4
March 31, 2003 (Unaudited)(Continued)


                                                                                Principal             Value
                                                                                    (000)              (000)
______________________________________________________________________________________________________________
Diversified Manufacturing - 2.3%
Trimas Corp., 9.88%, 2012                                                         $730                 $737
Tyco International Group S.A., ?
 6.38%, 2006                                                                        750                 731
 6.38%, 2011                                                                      1,340               1,253
 2.75%, 2018 144A                                                                   200                 185
 3.13%, 2023 144A                                                                   200                 178
                                                                                        --------------------
                                                                                                      3,084
                                                                                        --------------------
Energy - 6.3%
Calpine Corp.,
 8.50%, 2008                                                                        470                 270
 8.50%, 2011                                                                      2,810               1,574
Chesapeake Energy Corp., 7.75%, 2015                                              1,405               1,447
Clark R&M, Inc., 8.63%, 2008                                                      1,530               1,545
Dresser, Inc., 9.38%, 2011                                                        1,060               1,044
Nuevo Energy Co., 9.50%, 2008                                                       790                 814
SESI LLC, 8.88%, 2011                                                               840                 890
Wolverine Tube, Inc., 10.50%, 2009                                                  910                 965
                                                                                        --------------------
                                                                                                      8,549
                                                                                        --------------------
Engineering/R&D Services - 1.0%
URS Corp., 11.50%, 2009 144A                                                      1,530               1,423
                                                                                        --------------------
Entertainment - 0.8%
Intrawest Corp., 10.50%, 2010                                                       980               1,051
                                                                                        --------------------
Environmental - 2.7%
Allied Waste North America, Inc.,
 8.88%, 2008                                                                        430                 455
 7.88%, 2009                                                                      2,590               2,639
 10.00%, 2009                                                                       590                 612
                                                                                        --------------------
                                                                                                      3,706
                                                                                        --------------------
Financial - 6.8%
Bluewater Finance Ltd., 10.25%, 2012                                              1,590               1,582
Capital One Financial Corp., 8.75%, 2007                                            420                 420
Dana Credit Corp., 8.38%, 2007 144A                                               1,850               1,739
Dollar Financial Group, Inc., 10.88%, 2006                                        3,400               2,720
Midland Funding II, 11.75%, 2005                                                  2,700               2,822
                                                                                        --------------------
                                                                                                      9,283
                                                                                        --------------------




                                                                                Principal             Value
                                                                                    (000)              (000)
_______________________________________________________________________________________________________________
Food & Beverages - 5.1%
American Seafoods Group LLC, 10.13%, 2010                                          $640                $677
Burns Philp & Co., Ltd., 9.75%, 2012 144A                                         2,270               2,043
Del Monte Corp., 8.63%, 2012 144A                                                   610                 647
Dole Food, Inc., 8.88%, 2011 144A                                                   500                 520
Grupo Azucarero Mexico S.A., 11.50%, 2005 (a)                                     2,175                 109
Premier International Foods PLC, 12.00%, 2009                                     2,100               2,294
VFB LLC, 10.25%, 2009 (a)                                                         3,350                 720
                                                                                        --------------------
                                                                                                      7,010
                                                                                        --------------------
Gaming - 4.7%
Hollywood Casino Shreveport, 13.00%, 2006 (b)                                       940                 700
Isle of Capri Casinos, Inc., 8.75%, 2009                                          1,070               1,102
Jacobs Entertainment, Inc., 11.88%, 2009                                            900                 936

MGM Grand, Inc.,
 6.95%, 2005                                                                           470              486
 9.75%, 2007                                                                           470              517
Park Place Entertainment Corp.,
 9.38%, 2007                                                                         1,170            1,252
 7.50%, 2009                                                                           500              510
Trump Casino Holdings LLC, 11.63%, 2010 144A                                         1,000              958
                                                                                           -----------------
                                                                                                      6,461
                                                                                           -----------------
Grocery - 3.7%
Ahold Finance USA, Inc., 8.25%, 2010                                                   810              684
Stater Brothers Holdings, Inc., 10.75%, 2006                                         1,230            1,248
Winn-Dixie Pass-Thru Trust, 8.18%, 2024 144A                                         3,640            3,168
                                                                                           -----------------
                                                                                                      5,100
                                                                                           -----------------
Health Care - 4.2%
Extendicare Health Services, Inc., 9.50%, 2010                                       1,600            1,584
Healthsouth Corp.,
?8.50%, 2008 (a)                                                                       410              189
?7.63%, 2012 (a)                                                                     1,210              557
Iasis Healthcare Corp., 13.00%, 2009                                                 1,930            2,123
Pacificare Health Systems, Inc., 10.75%, 2009                                          350              380
Res-Care, Inc., 10.63%, 2008                                                           120              101
Tenet Healthcare Corp., 7.38%, 2013                                                    825              829
                                                                                           -----------------
                                                                                                      5,763
                                                                                           -----------------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                            5
March 31, 2003 (Unaudited)(Continued)


                                                                                Principal             Value
                                                                                 (000)                 (000)
________________________________________________________________________________________________________________
Home Construction - 0.6%
Champion Home Builders Co., 11.25%, 2007                                              $910             $777
                                                                                           -----------------
Hotels - 5.8%
Felcor Lodging LP,
 9.50%, 2008                                                                           620              567
 8.50%, 2011                                                                           570              497
Hilton Hotels Corp.,
 8.25%, 2011                                                                           590              609
 7.63%, 2012                                                                           810              812
Host Marriott Corp.,
 9.25%, 2007                                                                           780              776
 7.88%, 2008                                                                           250              235
Mandalay Resort Group, 10.25%, 2007                                                    460              497
Meristar Hospitality Corp.,
 9.00%, 2008                                                                           570              487
 10.50%, 2009                                                                          610              546
Riviera Holdings Corp., 11.00%, 2010                                                 2,000            1,725
Starwood Hotels & Resorts Worldwide,
 Inc., 7.88%, 2012 144A                                                              1,200            1,196
                                                                                            -----------------
                                                                                                      7,947
                                                                                            -----------------
Industrial - Other - 2.3%
Blount, Inc., 13.00%, 2009                                                              800              560
Eagle-Picher Industries, Inc., 9.38%, 2008                                              690              562
Foamex International, Inc., 9.88%, 2007                                               1,000              215
Goss Holdings, Inc., 12.25%, 2005 (a)                                                 2,764               --
Greif Brothers Corp., 8.88%, 2012                                                       940              980
International Wire Group, Inc., 11.75%, 2005                                            810              527
Wesco Distribution, Inc., 9.13%, 2008                                                   410              308
                                                                                            -----------------
                                                                                                       3,152
                                                                                            -----------------
Insurance - 1.3%
Fairfax Financial Holdings Ltd.,
 7.38%, 2006                                                                            440              326
 7.38%, 2018                                                                            480              264
Freemont General Corp., 7.88%, 2009                                                   1,030              876
TIG Holdings, Inc., 8.13%, 2005                                                         320              240
                                                                                            -----------------
                                                                                                       1,706
                                                                                            -----------------



                                                                                Principal             Value
                                                                                    (000)             (000)
________________________________________________________________________________________________________________
Metals & Mining - 0.7%
Oregon Steel Mills, Inc., 10.00%, 2009                                                 $980             $935
                                                                                            -----------------
Oil & Gas - 9.9%
Barrett Resources Corp., 7.55%, 2007                                                  1,000              950
Coastal Corp., 7.50%, 2006                                                              800              704
El Paso Corp.
 6.75%, 2009                                                                            800              644
 7.88%, 2012 144A                                                                     1,270            1,041
Ferrellgas Partners LP, 8.75%, 2012                                                     810              846
Gemstone Investors Ltd., 7.71%, 2004 144A                                             2,230            2,073
Magnum Hunter Resources, Inc., 9.60%, 2012                                              280              300
Northwest Pipeline Corp., 8.13%, 2010 144A                                              420              439
Premcor Refining Group, Inc., 9.50%, 2013 144A                                          830              892
Tennessee Gas Pipeline Co., 8.38%, 2032                                                 790              739
Vintage Petroleum, Inc.,
 7.88%, 2011                                                                          1,220            1,232
 8.25%, 2012                                                                          1,010            1,073
Williams Cos., Inc.,
 9.25%, 2004                                                                          1,310            1,287
 8.13%, 2012 144A                                                                     1,550            1,356
                                                                                            -----------------
                                                                                                      13,576
                                                                                            -----------------
Packaging - 2.4%
Crown Euro Holdings S.A., 9.50%, 2011 144A                                            1,430            1,428
Owens-Brockway, 8.75%, 2012 144A                                                      1,850            1,903
                                                                                            -----------------
                                                                                                       3,331
                                                                                            -----------------
Pharmaceuticals - 0.4%
Athena Neurosciences Inc., 7.25%, 2008                                                  940              580
                                                                                            -----------------
Printing & Publishing - 5.7%
American Media Operation, Inc.,
 10.25%, 2009                                                                           500              540
 8.88%, 2011 144A                                                                       210              227
Garden State Newspapers, Inc., 8.75%, 2009                                            1,030            1,056
Houghton Mifflin Co.,
 8.25%, 2011 144A                                                                       820              877
 9.88%, 2013 144A                                                                       410              443
Primedia, Inc., 8.88%, 2011                                                           1,595            1,607
Quebecor Media Inc., 11.13%, 2011                                                     1,485            1,611

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                            6
March 31, 2003 (Unaudited)(Continued)

                                                                                Principal               Value
                                                                                 (000)                   (000)
________________________________________________________________________________________________________________
Printing & Publishing (continued)
RH Donnelley Finance Corp., I
 8.88%, 2010 144A                                                                  $560                 $617
 10.88%, 2012 144A                                                                  760                  868
                                                                                        ---------------------
                                                                                                       7,846
                                                                                        ---------------------
Real Estate Investment Trust - 3.5%
Healthcare REIT, Inc., 8.00%, 2012                                                1,230                1,264
Istar Financial, Inc., 7.00%, 2008                                                  500                  509
La Quinta Properties, Inc., 8.88%, 2011 144A                                      1,000                1,004
Senior Housing Properties Trust, 8.63%, 2012                                        780                  803
Ventas, Inc.,
 8.75%, 2009                                                                        780                  824
 9.00%, 2012                                                                        360                  385
                                                                                        ---------------------
                                                                                                       4,789
                                                                                        ---------------------
Retail - 1.9%
Carrols Corp., 9.50%, 2008                                                          990                  938
Gap, Inc., 10.55%                                                                   840                  966
(Coupon change based on rating) 2008
K-Mart Corp., 9.38%, 2006 (a)                                                     4,000                  700
                                                                                        ---------------------
                                                                                                       2,604
                                                                                        ---------------------
Technology - 1.9%
Avaya, Inc., 11.13%, 2009                                                           410                  418
Ingram Micro, Inc., 9.88%, 2008                                                     900                  952
ON Semiconductor Corp., 13.00%, 2008                                                810                  765
Unisys Corp., 6.88%, 2010                                                           500                  505
                                                                                        ---------------------
                                                                                                       2,640
                                                                                        ---------------------
Telecommunications - 6.5%
GCI, Inc., 9.75%, 2007                                                              840                  806
Insight Midwest LP,
 9.75%, 2009                                                                        860                  888
 9.75%, 2009 144A                                                                   200                  207
Qwest Communications International, Inc.,
 5.88%, 2004                                                                      2,950                2,670
 7.50%, 2008                                                                      1,920                1,656
 7.00%, 2009                                                                        730                  555
 8.88%, 2012 144A                                                                 1,390                1,480
Time Warner Telecom, Inc., 9.75%, 2008                                              830                  656
                                                                                        ---------------------
                                                                                                       8,918
                                                                                        ---------------------


                                                                                Principal             Value
                                                                                 (000)                (000)
________________________________________________________________________________________________________________
Textiles - 1.1%
Supreme International Corp., 12.25%, 2006                                        $1,420               $1,505
                                                                                        ---------------------
Transportation - 5.6%
American Commercial Lines LLC,
 11.25%, 2008 (a)                                                                   542                  144
 12.00%, 2008 (a)                                                                   487                   10
Amtran, Inc., 10.50%, 2004                                                        1,360                  469
Avis Group Holdings, Inc., 11.00%, 2009                                           2,125                2,383
Continental Airlines, Inc., 9.50%, 2013                                           1,697                  895

Delta Air Lines, Inc.,
 10.43%, 2011                                                                             385            200
 7.92%, 2012                                                                            2,000          1,451
Petroleum Helicopters, Inc., 9.38%, 2009                                                  640            692
TFM S.A. de C.V., 11.75%, 2009                                                            880            810
US Air 1989 Pass-Thru Trust, 9.82%, 2013 (a)                                            2,460            583
                                                                                              ---------------
                                                                                                       7,637
                                                                                              ---------------
Utilities - 9.4%
AES Corp., 9.50%, 2009                                                                    820            703
Aquila, Inc., 7.00%, 2004                                                                 500            483
Avista Corp.,
 7.75%, 2007                                                                              290            321
 9.75%, 2008                                                                            2,010          2,171
CMS Energy Corp., 6.75%, 2004                                                             645            613
Illinois Power Corp., 11.50%, 2010 144A                                                   400            422
NGC Corp., 7.63%, 2026                                                                    820            476
Northwestern Corp., 8.75%, 2012                                                           830            625
Pinnacle Partners LP, 8.83%, 2004 144A                                                  1,930          1,941
Sierra Pacific Power Co., 8.00%, 2008                                                   1,320          1,280
USEC, Inc., 6.63%, 2006                                                                 1,510          1,270
Western Resources, Inc.
 7.88%, 2007                                                                              860            910
 9.75%, 2007                                                                              870            929
 7.65%, 2023                                                                              810            737
                                                                                              ---------------
                                                                                                      12,881
                                                                                              ---------------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES INVESTMENTS IN SECURITIES                            7
March 31, 2003 (Unaudited)(Continued)


                                                                                  Principal            Value
                                                                                     (000)             (000)
__________________________________________________________________________________________________________________

Wireless Communications - 6.5%
Dobson/Sygnet Communications Co., 12.25%, 2008                                           $390           $371
Nextel Communications, Inc.,
 9.75%, 2007                                                                            2,065          2,137
 9.38%, 2009                                                                            2,185          2,294
Rogers Cantel, Inc., 8.80%, 2007                                                          420            418
Rogers Wireless, Inc., 9.63%, 2011                                                        640            682
Telus Corp., 8.00%, 2011                                                                1,480          1,569
Triton PCS Corp., 8.75%, 2011                                                           1,670          1,411
                                                                                              ---------------
                                                                                                       8,882
                                                                                              ---------------
TOTAL BONDS AND NOTES (Cost - $199,152)                                                              187,174
                                                                                              ---------------

                                                                         NUMBER OF
                                                                         SHARES
                                                                         ---------------------
COMMON STOCK - 0.0%
Health Care - 0.0%
Mediq, Inc. (c) (d)                                                                    11,973             --
                                                                                              ---------------
Industrial - 0.0%
Goss Holdings, Inc., Class B (c)                                                       64,467             --
                                                                                              ---------------
Total Common Stock (Cost - $6,197)                                                                        --
                                                                                              ---------------
PREFERRED STOCK - 1.1%
Cable TV - 1.1%
CSC Holdings, Inc., 11.13% (Cost - $1,431)                                             14,963          1,552
                                                                                              ---------------
WARRANTS - 0.1%
Convergent Communications, Inc., Exp. 2008 (a) (c)                                     30,000             --
Doe Run Resources Corp., Exp. 2012 (c)                                                      9             --
Jostens, Inc., Exp. 2010 (c)                                                            4,350            139
Orbital Imaging Corp., Exp. 2005 (a) (c)                                                4,250             --
Pliant Corp., Exp. 2010 (c)                                                             3,700              2
Primus Telecommunications, Inc., Exp. 2004 (c)                                          4,250             --
Versatel Telecom B.V., Exp. 2008 (c)                                                    6,550             --
                                                                                              ---------------
TOTAL WARRANTS (Cost - $474)                                                                             141
                                                                                              ---------------

                                                                                            Principal       Value
                                                                                            (000)           (000)
____________________________________________________________________________________________________________________________
SHORT-TERM OBLIGATION - 0.7%
General Electric Capital Corp., 1.36%, 4/1/03
 (Cost - $950)                                                                            $950            $950
                                                                                                            ----------------
TOTAL INVESTMENTS IN SECURITIES - 138.7%
  (Total Cost - $208,204)                                                                                          189,817
Liabilities in excess of Cash and Other Assets - (38.7%)                                                           (52,996)
                                                                                                            ----------------
NET ASSETS - 100%                                                                                                  $136,821
                                                                                                            ================

NOTES TO INVESTMENTS IN SECURITIES
(a) Defaulted securities.
(b) Variable rate security. The rate is as of March 31, 2003.
(c) Non-income producing securities.
(d) Fair valued security.

----------------------------------------------------------------------------
QUALITY RATINGS* OF LONG-TERM BONDS AND NOTES (UNAUDITED)
March 31, 2003

                                                   MARKET           % OF
                                                   VALUE            MARKET
                                                   (000)            VALUE
----------------------------------------------------------------------------
Baa/BBB                                                $19,011        10.2%
Ba/BB                                                   54,416         29.1
B/B                                                     95,640         51.1
Below B                                                 18,107          9.6
                                              ------------------------------
                                                      $187,174       100.0%
                                              =================  ===========

*The higher of Moody's or Standard & Poor's Ratings.

----------------------------------------------------------------------------

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                       8



STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2003 (UNAUDITED)
(IN THOUSANDS)

ASSETS:
Investments in securities at value                              $189,817
Cash                                                                  36
Interest and dividends receivable                                  5,061
Receivables for investments sold                                     951
Investment for Trustees' deferred compensation plan                  172
                                                                ---------
TOTAL ASSETS                                                     196,037
                                                                ---------
LIABILITIES:
Loan payable                                                      57,000
Dividend payable                                                   1,235
Payable for investments purchased                                    495
Deferred Trustees' fees payable                                      172
Advisory fees payable                                                129
Accrued interest payable                                              74
Shareholder reports payable                                           26
Audit and legal fees payable                                          18
Administrative services fees payable                                  17
Custodian fees payable                                                16
Transfer agent fees payable                                            6
Other                                                                 28
                                                                ---------
TOTAL LIABILITIES                                                 59,216
                                                                ---------
Net Assets (Equivalent to $2.55
per share based on 53,715 shares
of beneficial interest outstanding; unlimited                   $136,821
number of shares authorized)
                                                                =========
COMPONENTS OF NET ASSETS:
Paid in capital                                                 $402,413
Undistributed net investment income                                1,004
Accumulated net realized loss                                   (248,209)
Net unrealized depreciation of investments                       (18,387)
                                                                ---------
NET ASSETS                                                      $136,821
                                                                =========
COST OF INVESTMENTS                                             $208,204
                                                                =========


STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
(IN THOUSANDS)
INVESTMENT INCOME:
INCOME:
  Interest                                                                                                           $5,763
  Dividends                                                                                                              42
                                                                                                           -----------------
  Total Income                                                                                                        5,805
Expenses:
Investment advisory fees                                                                              $358
Interest expense                                                                                       272
Shareholder reports                                                                                     51
Custodian fees                                                                                          35
Administrative services fees                                                                            19
Audit and legal fees                                                                                    15
Stock exchange fees                                                                                     15
Transfer agent fees                                                                                     12
Trustees' fees                                                                                           7
Other                                                                                                   11
                                                                                               ------------
Total expenses                                                                                        $795
                                                                                               ------------
Net Investment Income                                                                                                 5,010
                                                                                                           -----------------
Realized and Unrealized Gain (Loss) on Investments:
Net realized loss from investments                                                                                 (15,693)
Net change in unrealized depreciation of investments                                                                 21,278
                                                                                                           -----------------
Net Realized and Unrealized Gain on Investments                                                                       5,585
                                                                                                           -----------------
Net Increase in Net Assets Resulting from Operations                                                                $10,595
                                                                                                           =================


The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      9



STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                       FOR THE THREE   FOR THE
                                                                       MONTHS ENDED    YEAR
                                                                       MARCH 31,       ENDED
                                                                       2003            DECEMBER 31,
                                                                       (UNAUDITED)     2002
                                                                       ---------------------------
Operations:
Net investment income                                                         $5,010      $19,233
Net realized loss from investments                                          (15,693)    (110,705)
Net change in unrealized depreciation on investments                          21,278       77,483
                                                                       ---------------------------
Net increase (decrease) from operations                                       10,595     (13,989)
                                                                       ---------------------------
Dividends and Distributions:
From net investment income                                                   (3,703)     (15,130)
From return of capital                                                            --      (4,522)
                                                                       ---------------------------
Total dividends and distributions                                            (3,703)     (19,652)
                                                                       ---------------------------
Capital Share Transactions:
Net increase from 156 and 466 capital
shares issued to shareholders in reinvestment of                                 391        1,486
distributions, respectively
                                                                       ---------------------------
Net increase from Fund share transactions                                        391        1,486
                                                                       ---------------------------
Net Increase (Decrease) in Net Assets                                          7,283     (32,155)
Net Assets:
Beginning of period                                                          129,538      161,693
                                                                       ---------------------------
End of period*                                                              $136,821     $129,538
                                                                       ===========================
* includes undistributed net investment income of:                            $1,004       $(303)
                                                                       ===========================



STATEMENT OF CASH FLOWS
FOR THE THREE MONTHS ENDED MARCH 31, 2003 (UNAUDITED)
(IN THOUSANDS)


CASH PROVIDED (USED) BY FINANCING ACTIVITIES:
Increase in borrowing                                                   $6,000
Dividends paid in cash                                                  (3,308)
                                                                     -----------
Total amount provided                                                     2,692
                                                                     -----------
CASH PROVIDED (USED) BY OPERATIONS:
Purchases of portfolio securities                                      (54,096)
Proceeds from sales of portfolio securities                              48,491
                                                                     -----------
Total amount provided                                                   (5,605)
                                                                     -----------
Net Investment Income
(excludes net amortized discount
and premium and taxes paid of $1,029)                                    3,981
Net change in receivables/payables related to operations                  (793)
Net purchase of short-term investment securities                          (250)
                                                                     -----------
Total other amounts                                                       2,938
                                                                     -----------
Net increase in cash                                                         25
Cash, beginning of period                                                    11
                                                                     -----------
CASH, END OF PERIOD                                                         $36
                                                                     ===========

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      10




FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------------
                                                              FOR THE YEAR ENDED DECEMBER 31,
                                           FOR THE THREE
                                           MONTHS ENDED
                                           MARCH 31, 2003         2002         2001 (c)        2000         1999      1998
                                           (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                    $2.42        $3.05         $3.88        $5.92         $6.39   $7.88
Income from investment operations
Net investment income (a)                                0.09         0.36          0.55         0.68          0.81    0.88
Net realized and unrealized gain (loss)                  0.11       (0.62)        (0.81)       (1.99)        (0.46)  (1.49)
on investments
                                           ---------------------------------------------------------------------------------
Total from investment operations                         0.20       (0.26)        (0.26)       (1.31)          0.35  (0.61)
                                           ---------------------------------------------------------------------------------
Less dividends and distributions:
Dividends from net investment income                   (0.07)       (0.29)        (0.57)       (0.73)        (0.82)  (0.88)
Distributions from capital                                 --       (0.08)            --           --            --      --
                                           ---------------------------------------------------------------------------------
Total dividends and distributions                      (0.07)       (0.37)        (0.57)       (0.73)        (0.82)  (0.88)
                                           ---------------------------------------------------------------------------------
Net asset value, end of period                          $2.55        $2.42         $3.05        $3.88         $5.92   $6.39
                                           =================================================================================
Market value, end of period                             $2.67        $2.32         $3.36        $4.19         $5.38   $7.25
                                           =================================================================================
Total Investment Return:
Per share market value                                 18.27%     (21.23)%       (6.85)%     (10.05)%      (16.18)% (3.35)%
Per share net asset value (b)                           8.30%      (9.07)%       (7.31)%     (24.21)%         5.78% (8.31)%
Ratios to Average Net Assets
Expenses (includes interest expense)                    2.42%        2.53%         3.43%        4.16%         3.40%   3.40%
Expenses (excludes interest expense)                    1.64%        1.49%         1.26%        1.09%         1.02%   0.97%
Net investment income                                  15.25%       13.29%        15.56%       13.13%        13.05%  12.05%
Portfolio Turnover                                        27%         134%           82%          38%           49%     56%
Net Assets, End of Period (000 omitted)              $136,821     $129,538      $161,693     $202,401      $305,352 $324,289

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(b) Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes distributions were reinvested at net asset value. These percentages may not correspond to the performance of a shareholder's investment in the Fund based on market value, since the relationship between the market price of the stock and net asset value varied during each period.

(c) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was an increase of $0.03 per share. The effect to the ratio of net investment income to average net assets was an increase of 0.77%. Per share, ratios and supplemental data for periods prior to January 1, 2001 have not been restated to reflect this change in accounting principle.

The Notes to Financial Statements are an integral part of these statements.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)           11


1. SIGNIFICANT ACCOUNTING POLICIES. CIGNA High Income Shares (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's primary objective is to provide the highest current income attainable, consistent with reasonable risk as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of high yield, high-risk fixed income securities (commonly referred to as "junk bonds"). As a secondary objective, the Fund seeks capital appreciation, but only when consistent with its primary objective. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATION -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. FOREIGN INVESTMENTS -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

C. HIGH YIELD BONDS -- The Fund may invest in High Yield Bonds--i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date (date the order to

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENT (Unaudited)(Continued) 12


buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income, which includes amortization of premium and accrual of discount, is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

E. FEDERAL TAXES -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income are declared and distributed monthly and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatment of capital loss carryforwards, deferral losses due to wash sales, interest on defaulted securities, and excise tax regulations. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2002, the Fund increased undistributed (overdistributed) net investment income by $3,913,745, decreased accumulated net realized loss by $608,464, and decreased paid in capital by $4,522,209.

G. CASH FLOW INFORMATION -- Cash, as used in the Statement of Cash Flows, is the amount reported in the Statement of Assets and Liabilities. The Fund issues its shares, invests in securities, and distributes dividends from net investment income (which are either paid in cash or reinvested at the discretion of shareholders). These activities are reported in the Statement of Changes in Net Assets. Information on cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include unrealized gain or loss on investment securities and amortization of premium and discount.

2. LOAN. The Fund has a revolving credit agreement (the "Agreement") with an unrelated third party lender (the "Lender"), which will enable the Fund to borrow up to the lesser of: (A) $80,000,000; or (B) one-third of the Fund's total assets; or (C) 100% of the borrowing base eligible assets, as determined under the terms of the Agreement. The Agreement expires on October 31, 2005. Prior to expiration of the Agreement, principal is repayable in whole or in part at the option of the Fund. To secure the loan, the Fund has pledged investment securities in accordance with the terms of the Agreement. Borrowings under this Agreement bear interest at a variable rate tied to the lender's average daily cost of funds or at fixed rates, as may be agreed to between the Fund and the lender.

The average borrowings outstanding during the quarter ended March 31, 2003, were $57,582,222, at an average annual interest rate of approximately 1.81%. As of March 31, 2003, the Fund was paying interest at an average annual rate of 1.74% on its outstanding borrowings.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES NOTES TO FINANCIAL STATEMENTS (Unaudited)(Continued) 13



3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES. Investment advisory fees were paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.75% of the first $200 million of the Fund's average weekly total asset value and 0.50% thereafter.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the quarter ended March 31, 2003, the Fund paid or accrued $19,498.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4.TRUSTEES' FEES. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5.PURCHASES AND SALES OF SECURITIES. Purchases and sales of securities (excluding short-term obligations) for the quarter ended March 31, 2003, were $54,590,543 and $49,441,691, respectively.

6.TAX INFORMATION. As of December 31, 2002, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed in the Notes to Investment in Securities) on a tax basis consisted of a capital loss carryover of $224,639,433, of which $1,753,142, $28,686,393, $35,363,213,
$55,878,285 and $102,958,401 will expire in 2003, 2007, 2008, 2009 and 2010, respectively. For 2002, the Fund had a post-October loss in the amount of $7,403,220. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

________________________________________________________________________________
CIGNA HIGH INCOME SHARES                                                      14



TRUSTEES                                                                                OFFICERS
Russell H. Jones                        Marnie Wagstaff Mueller                         Richard H. Forde
Senior Vice President, Chief            Diocesan Consultant, Episcopal                  Chairman of the Board
Investment Officer and Treasurer,       Diocese of Connecticut                          and President
Kaman Corporation

Paul J. McDonald                        Carol Ann Hayes                                 Alfred A. Bingham III
Special Advisor to the Board of         Director and Chair of Audit                     Vice President and Treasurer
Directors, Friendly Ice Cream           Committee, Reed and Barton Corporation
Corporation                                                                             Jeffrey S. Winer
                                                                                        Vice President and Secretary
Richard H. Forde                        David P. Marks
Managing Director, CIGNA Retirement     Chief Investment Officer,
& Investment Services, Inc. and         CIGNA Retirement & Investment
TimesSquare Capital Management, Inc.    Services, Inc.

________________________________________________________________________________

CIGNA High Income Shares is a closed-end, diversified management investment company that invests primarily in high yield, fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103. Shenkman Capital Management, Inc. is the Fund's sub-adviser.

Shareholders may elect to have dividends automatically invested in additional shares of CIGNA High Income Shares by participating in the Automatic Dividend Investment Plan ("the Plan"). For a brochure describing this Plan or general inquiries about your account, contact EquiServe, P.O. Box 43011, Providence, RI 02940-3011 or you may call toll free 1-800-426-5523.
________________________________________________________________________________

[CIGNA TREE LOGO GRAPHIC APPEARS HERE/R/]
 CIGNA

CIGNA High Income Shares                [CIGNA TREE LEAVES GRAPHIC APPEARS HERE]
3 Newton Executive Park, Suite 200
Newton, MA 02462

                                                                      CIGNA HIGH
                                                                   INCOME SHARES

--------------------                    ________________________________________
 PRESORTED STANDARD
    U.S. POSTAGE                                            FIRST QUARTER REPORT
       PAID                                                   MARCH 31, 2003
 SO. HACKENSACK, NJ
    PERMIT 750
--------------------




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